1 Supplemental Operating and Financial Data ALL AMOUNTS IN THIS REPORT ARE UNAUDITED. FOURTH QUARTER 2022 Exhibit 99.2 5 Logistics Drive Carlisle, PA 205,090 Square Feet ILPT Ownership: 22%

Table of Contents

INDUSTRIAL LOGISTICS PROPERTIES TRUST

CORPORATE INFORMATION

- Company Overview 3
- Investor Information 4

FINANCIALS

- Key Financial Data 5
- Consolidated Balance Sheets 6
- Consolidated Statements of Income (Loss) 7
- Debt Summary 8
- Debt Maturity Schedule 9
- Leverage Ratios and Coverage Ratios 10
- Capital Expenditures Summary 11
- Property Acquisitions and Dispositions Since 1/1/2022 12

PORTFOLIO INFORMATION

- Same Property Results 13
- Occupancy and Leasing Summary 14
- Tenant Concentration and Credit Characteristics 15
- Portfolio Lease Expiration and Reset Schedules 16

JOINT VENTURES

- Key Financial Data - By Investment Portfolio 17
- Joint Ventures 18
- Consolidated Joint Venture - Financial Information at 100% 19
- Consolidated Joint Venture - Pro-Rata Financial Information 20
- Consolidated Joint Venture - Mountain Industrial REIT LLC 21
- Unconsolidated Joint Venture - The Industrial Fund REIT LLC 22

APPENDIX

- Calculation and Reconciliation of NOI and Cash Basis NOI 23
- Reconciliation of NOI to Same Property NOI and Calculation of Same Property Cash Basis NOI 24
- Calculation of EBITDA, EBITDAre and Adjusted EBITDAre 25
- Calculation of FFO Attributable to Common Shareholders and Normalized FFO Attributable to Common Shareholders 26

NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS .... 27 - 28

WARNING CONCERNING FORWARD-LOOKING STATEMENTS 29

ILPT

Nasdaq Listed

Please refer to the Non-GAAP Financial Measures and Certain Definitions for terms used throughout this document.

Supplemental Q4 2022 2

Company Overview

INDUSTRIAL LOGISTICS
PROPERTIES TRUST

The Company:

Industrial Logistics Properties Trust, or ILPT, we, our or us, is a real estate investment trust, or REIT, that owns and leases industrial and logistics properties throughout the United States. ILPT is included in 169 market indices and comprises more than 1% of the following indices as of December 31, 2022: Invesco S&P SmallCap High Dividend Low Volatility ETF INAV Index (XSHDIV), Bloomberg Real Estate Investment Trust Mid Cap Index (BBREMIDC) and Invesco KBW Premium Yield Equity REIT ETF INAV Index (KBWYIV).

Management:

ILPT is managed by The RMR Group (Nasdaq: RMR). RMR is an alternative asset management company that is focused on commercial real estate and related businesses. As of December 31, 2022, RMR had over $37 billion of real estate assets under management and the combined RMR managed companies had more than $16 billion of annual revenues, nearly 2,100 properties and over 38,000 employees. We believe that being managed by RMR is a competitive advantage for ILPT because of RMR's depth of management and experience in the real estate industry. We also believe RMR provides management services to us at a lower cost than we would have to pay for similar quality services if we were self managed.

413
Industrial & Logistics Properties

60 Million
Rentable Square Feet

99%
Occupancy

Located in
39
States

9
Years of Weighted Average Remaining Lease Term by Annualized Rental Revenues

78%
Annualized Rental Revenues from Investment Grade Tenants

30%
Annualized Rental Revenues from FedEx

29%
Annualized Rental Revenues from Properties in Hawaii


Holland

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Supplemental Q4 2022
3

Investor Information

Board of Trustees

Bruce M. Gans
Lead Independent Trustee

Lisa Harris Jones
Independent Trustee

Matthew P. Jordan
Managing Trustee

Joseph L. Morea
Independent Trustee

Kevin C. Phelan
Independent Trustee

Adam D. Portnoy
Chair of the Board & Managing Trustee

June S. Youngs
Independent Trustee

Executive Officers

Yael Duffy
President and Chief Operating Officer

Brian E. Donley
Chief Financial Officer and Treasurer

Investor Relations

Industrial Logistics Properties Trust
Two Newton Place
255 Washington Street, Suite 300
Newton, MA 02458-1634
(t) (617) 219-1460
(email) info@ilptreit.com
(website) www.ilptreit.com

Inquiries

Financial, investor and media inquiries should be directed to:
Kevin Barry, Director, Investor Relations,
at (617) 658-0776 or kbarry@ilptreit.com.

Equity Research Coverage

B. Riley Securities, Inc.
Bryan Maher
bmaher@brileyfin.com
(646) 885-5423

BofA Securities
Camille Bonnel
camille.bonnel@baml.com
(416) 369-2140

BTIG
Thomas Catherwood
tcatherwood@btig.com
(212) 738-6140

JMP Securities
Mitchell Germain
mgermain@jmpsecurities.com
(212) 906-3537

RBC Capital Markets
Michael Carroll
michael.carroll@rbccm.com
(440) 715-2649



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Supplemental Q4 2022 4

Key Financial Data

INDUSTRIAL LOGISTICS PROPERTIES TRUST

(dollars in thousands, except per share data)

	As of and For the Three Months Ended				
	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021
Selected Balance Sheet Data:					
Total gross assets	$ 5,949,633	$ 5,962,116	$ 6,166,704	$ 6,286,275	$ 2,076,048
Total assets	$ 5,676,166	$ 5,719,635	$ 5,955,838	$ 6,103,793	$ 1,908,558
Total liabilities	$ 4,345,395	$ 4,358,125	$ 4,520,904	$ 4,499,824	$ 870,516
Total equity	$ 1,330,771	$ 1,361,510	$ 1,434,934	$ 1,603,969	$ 1,038,042
Selected Income Statement Data:					
Rental income	$ 106,339	$ 103,215	$ 107,222	$ 71,375	$ 56,496
Net (loss) income	$ (41,759)	$ (83,974)	$ (151,321)	$ (9,787)	$ 63,207
Net (loss) income attributable to common shareholders	$ (31,043)	$ (45,627)	$ (143,539)	$ (6,514)	$ 63,207
NOI	$ 83,598	$ 81,013	$ 86,894	$ 55,167	$ 43,771
Cash Basis NOI	$ 79,931	$ 76,969	$ 79,949	$ 53,691	$ 41,925
Adjusted EBITDAre	$ 79,213	$ 76,072	$ 80,811	$ 52,532	$ 42,162
FFO attributable to common shareholders	$ 5,440	$ (10,134)	$ (2,001)	$ 8,102	$ 31,228
Normalized FFO attributable to common shareholders	$ 5,440	$ 14,873	$ 28,302	$ 27,603	$ 31,714
Per Common Share Data (basic and diluted):					
Net (loss) income attributable to common shareholders	$ (0.48)	$ (0.70)	$ (2.20)	$ (0.10)	$ 0.97
FFO attributable to common shareholders	$ 0.08	$ (0.16)	$ (0.03)	$ 0.12	$ 0.48
Normalized FFO attributable to common shareholders	$ 0.08	$ 0.23	$ 0.43	$ 0.42	$ 0.49
Dividends:					
Annualized dividends paid per share	$ 0.04	$ 0.04	$ 1.32	$ 1.32	$ 1.32
Annualized dividend yield (at end of period)	1.2%	0.7%	9.4%	5.8%	5.3%
Normalized FFO attributable to common shareholders payout ratio	12.5%	4.3%	76.7%	78.6%	67.3%


32150 Just Imagine Drive
Avon, OH
644,850 Square Feet
ILPT Ownership: 100%

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Supplemental Q4 2022
5

6Supplemental Q4 2022 Consolidated Balance Sheets December 31, 2022 2021 ASSETS Real estate properties: Land $ 1,117,779 $ 699,037 Buildings and improvements 4,058,329 1,049,796 Total real estate properties, gross 5,176,108 1,748,833 Accumulated depreciation (273,467) (167,490) Total real estate properties, net 4,902,641 1,581,343 Investment in unconsolidated joint venture 124,358 143,021 Acquired real estate leases, net 297,445 63,441 Cash and cash equivalents 48,261 29,397 Restricted cash 92,519 — Rents receivable, including straight line rents of $80,710 and $69,172, respectively 107,011 75,877 Other assets, net 103,931 15,479 Total assets $ 5,676,166 $ 1,908,558 LIABILITIES AND EQUITY Revolving credit facility $ — $ 182,000 Mortgages and notes payable, net 4,244,501 646,124 Accounts payable and other liabilities 73,547 27,772 Assumed real estate lease obligations, net 22,523 12,435 Due to related persons 4,824 2,185 Total liabilities 4,345,395 870,516 Equity: Equity attributable to common shareholders: Common shares of beneficial interest, $.01 par value: 100,000,000 shares authorized; 65,568,145 and 65,404,592 shares issued and outstanding, respectively 656 654 Additional paid in capital 1,014,201 1,012,224 Cumulative net income 117,185 343,908 Cumulative other comprehensive income 21,903 — Cumulative common distributions (363,221) (318,744) Total equity attributable to common shareholders 790,724 1,038,042 Total equity attributable to noncontrolling interest 540,047 — Total equity 1,330,771 1,038,042 Total liabilities and equity $ 5,676,166 $ 1,908,558 (dollars in thousands, except per share data) RETURN TO TABLE OF CONTENTS 4690 Global Avenue NW Concord, NC 330,717 Square Feet ILPT Ownership: 61%

Consolidated Statements of Income (Loss)

INDUSTRIAL LOGISTICS PROPERTIES TRUST

(amounts in thousands, except percentage data and per share data)

	Three Months Ended December 31, 2022	Three Months Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Rental income	$ 106,339	$ 56,496	$ 388,151	$ 219,874
Expenses:				
Real estate taxes	14,164	7,781	50,624	30,134
Other operating expenses	8,577	4,944	30,855	18,678
Depreciation and amortization	46,886	13,396	160,982	50,598
General and administrative	7,981	4,006	32,877	16,724
Acquisition and other transaction related costs	–	486	586	1,132
Loss on impairment of real estate	–	–	100,747	–
Total expenses	77,608	30,613	376,671	117,266
Interest and other income	763	–	2,663	–
Interest expense (including net amortization of debt issuance costs, premiums and discounts of $6,709, $506, $96,974 and $2,022, respectively)	(71,765)	(9,157)	(280,051)	(35,625)
Gain (loss) on sale of real estate	–	11,114	(10)	12,054
Loss on equity securities	–	–	(5,758)	–
Loss on early extinguishment of debt	–	–	(22,198)	–
(Loss) income before income tax expense and equity in earnings of unconsolidated joint venture	(42,271)	27,840	(293,874)	79,037
Income tax benefit (expense)	68	(96)	(45)	(273)
Equity in earnings of unconsolidated joint venture	444	35,463	7,078	40,918
Net (loss) income	(41,759)	63,207	(286,841)	119,682
Net loss attributable to noncontrolling interest	10,716	–	60,118	–
Net (loss) income attributable to common shareholders	$ (31,043)	$ 63,207	$ (226,723)	$ 119,682
Weighted average common shares outstanding - basic	65,307	65,212	65,248	65,169
Weighted average common shares outstanding - diluted	65,307	65,231	65,248	65,211
Per common share data (basic and diluted):				
Net (loss) income attributable to common shareholders	$ (0.48)	$ 0.97	$ (3.47)	$ 1.83
Additional Data:				
General and administrative expenses / total assets (at end of period)	0.1%	0.2%	0.6%	0.9%
Non-cash straight line rent adjustments included in rental income	$ 3,368	$ 1,590	$ 11,538	$ 7,263
Lease value amortization included in rental income	$ 279	$ 256	$ 4,544	$ 781
Lease termination fees included in rental income	$ 20	$ –	$ 50	$ 512


309 Dulty's Lane
Burlington, NJ
633,836 Square Feet
ILPT Ownership: 100%

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Supplemental Q4 2022 7

Debt Summary

INDUSTRIAL LOGISTICS PROPERTIES TRUST

As of December 31, 2022

(dollars in thousands)

Entity	Type	Secured By	Current Interest Rate (1)	Principal Balance (2)	Maturity Date	Due at Maturity	Years to Maturity
ILPT	Floating Rate - Interest only (3)	104 Properties	6.18 %	$ 1,235,000	10/9/2024	$ 1,235,000	1.8
ILPT	Fixed Rate - Interest only	186 Hawaii Properties	4.31 %	650,000	2/7/2029	650,000	6.1
ILPT	Fixed Rate - Interest only	17 Mainland Properties	4.42 %	700,000	3/9/2032	700,000	9.2
Mountain JV (4)	Floating Rate - Interest only (5)	82 Mainland Properties	6.17 %	1,400,000	3/9/2024	1,400,000	1.2
Mountain JV (4)	Fixed Rate - Amortizing	One Mainland Property	3.76 %	13,556	10/1/2028	–	5.8
Mountain JV (4)	Fixed Rate - Amortizing	One Mainland Property	3.77 %	4,865	4/1/2030	–	7.3
Mountain JV (4)	Fixed Rate - Amortizing	One Mainland Property	3.85 %	5,145	4/1/2030	–	7.3
Mountain JV (4)	Fixed Rate - Amortizing	One Mainland Property	3.56 %	14,392	9/1/2030	–	7.7
Mountain JV (4)	Fixed Rate - Amortizing	One Mainland Property	3.67 %	12,691	5/1/2031	–	8.3
Mountain JV (4)	Fixed Rate - Amortizing	One Mainland Property	4.14 %	14,144	7/1/2032	–	9.5
Mountain JV (4)	Fixed Rate - Amortizing	One Mainland Property	4.02 %	30,949	10/1/2033	–	10.8
Mountain JV (4)	Fixed Rate - Amortizing	One Mainland Property	4.13 %	43,219	11/1/2033	–	10.8
Mountain JV (4)	Fixed Rate - Amortizing	One Mainland Property	3.10 %	26,175	6/1/2035	–	12.4
Mountain JV (4)	Fixed Rate - Amortizing	One Mainland Property	2.95 %	42,087	1/1/2036	–	13.0
Mountain JV (4)	Fixed Rate - Amortizing	One Mainland Property	4.27 %	46,109	11/1/2037	–	14.8
Mountain JV (4)	Fixed Rate - Amortizing	One Mainland Property	3.25 %	52,031	1/1/2038	–	15.0
	Total / weighted average debt		5.43 %	$ 4,290,363		$ 3,985,000	4.2

(1) Interest rates are as of December 31, 2022 and reflect the impact of interest rate caps, as applicable.

(2) Principal balance excludes unamortized debt issuance costs related to these debts. Total debt outstanding as of December 31, 2022, including unamortized debt issuance costs totaling $45,862, was $4,244,501.

(3) The $1,235,000 floating rate loan has an initial maturity date of October 9, 2024, with three, one year extension options, subject to the satisfaction of certain conditions, and requires that interest be paid at an annual rate of secured overnight financing rate, or SOFR, plus a weighted average premium of 3.93%. We have also purchased an interest rate cap through October 2024 with a SOFR strike rate equal to 2.25%. The current interest rate reflects the impact of this interest rate cap.

(4) Mountain JV is Mountain Industrial REIT LLC, our consolidated joint venture in which we own a 61% equity interest. See pages 18-21 for more information.

(5) The $1,400,000 floating rate loan has an original maturity date of March 9, 2024 with three, one year extension options, and requires that interest be paid at an annual rate of SOFR plus a premium of 2.77%. Mountain JV has also purchased an interest rate cap through March 2024 with a SOFR strike rate equal to 3.40%. The current interest rate reflects the impact of this interest rate cap.



Holland

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Supplemental Q4 2022

8

9Supplemental Q4 2022 (1) Principal balance excludes unamortized debt issuance costs related to these debts. Total debt outstanding as of December 31, 2022, including unamortized debt issuance costs totaling $45,862, was $4,244,501. (2) The $1,235,000 floating rate loan matures in October 2024, subject to three, one year extension options. (3) The $1,400,000 floating rate loan of our consolidated joint venture matures in March 2024, subject to three, one year extension options. See pages 18-21 for further information on this joint venture. Debt Maturity Schedule (1) RETURN TO TABLE OF CONTENTS (dollars in thousands) As of December 31, 2022 $( Th ou sa nd s) $1,235,000 $1,400,000 $22,428 $23,268 $24,141 $25,047 $25,988 $26,532 $675,325 $24,686 $22,412 $721,753 $63,783 Secured Floating Rate Debt Secured Floating Rate Debt of consolidated joint venture Secured Fixed Rate Debt 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 and thereafter $0 $500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 $3,000,000 (3) (3) 16920 W. Commerce Drive Goodyear, AZ 820,384 Square Feet ILPT Ownership: 22% (2) (2)

10Supplemental Q4 2022 As of and For the Three Months Ended 12/31/2022 9/30/2022 6/30/2022 3/31/2022 12/31/2021 Leverage Ratios: Net debt / total gross assets 69.7% 69.9% 65.1% 64.2% 38.7% Net debt / gross book value of real estate assets 72.6% 73.1% 73.7% 76.4% 42.3% Net debt / total market capitalization 92.1% 89.5% 74.7% 67.9% 32.5% Secured debt / total assets 75.6% 75.1% 74.7% 73.0% 34.1% Variable rate debt / net debt 63.5% 63.2% 69.4% 69.0% 22.7% Coverage Ratios: Net debt / annualized Adjusted EBITDAre 13.1x 13.7x 12.4x 13.2x 4.8x Adjusted EBITDAre / interest expense 1.1x 0.8x 1.0x 1.4x 4.6x Leverage Ratios and Coverage Ratios RETURN TO TABLE OF CONTENTS 3736 Tom Andrews Road Roanoke, KY 83,000 Square Feet ILPT Ownership: 61%

11Supplemental Q4 2022 (dollars in thousands) For the Three Months Ended 12/31/2022 9/30/2022 6/30/2022 3/31/2022 12/31/2021 Tenant improvements and leasing costs $ 4,369 $ 2,302 $ 2,627 $ 3,361 $ 2,736 Building improvements 2,221 1,292 376 110 1,315 Recurring capital expenditures 6,590 3,594 3,003 3,471 4,051 Development, redevelopment and other activities 1,322 4,980 7,077 294 556 Total capital expenditures $ 7,912 $ 8,574 $ 10,080 $ 3,765 $ 4,607 Capital Expenditures Summary RETURN TO TABLE OF CONTENTS 2020 Joe B. Jackson Parkway Murfreesboro, TN 1,016,281 Square Feet ILPT Ownership: 100%

12Supplemental Q4 2022 Property Acquisitions and Dispositions Since 1/1/2022 (dollars and sq. ft. in thousands, except per sq. ft. data) Dispositions: Weighted Average Percent Purchase Remaining Leased Date Market Number of Purchase Price / Cap Lease Term at Acquired Buyer Area Properties Sq. Ft. Price Sq. Ft. Rate in Years Acquisition Major Tenants February 2022 Mountain Industrial REIT LLC / ILPT Various (1) 124 25,745 $ 3,739,048 $ 145 4.5% 8.0 97.9% Various July 2022 Mountain Industrial REIT LLC Augusta, GA 1 226 38,000 168 5.3% 14.9 100.0% FedEx Ground Package System, Inc. Total / Weighted Average 125 25,971 $ 3,777,048 $ 145 4.5% 8.1 97.9% RETURN TO TABLE OF CONTENTS We have not disposed of any properties since January 1, 2022. (1) On February 28, 2022, we acquired Monmouth Real Estate Investment Corporation. The purchase price represents our total consideration paid including transaction related costs. Acquisitions:

13Supplemental Q4 2022 (dollars and sq. ft. in thousands) As of and For the Three Months Ended As of and For the Year Ended 12/31/2022 12/31/2021 12/31/2022 12/31/2021 Properties (end of period) 287 287 286 286 Square Feet 34,012 33,991 33,655 33,634 Percent Leased 99.1% 99.2% 99.1% 99.2% Rental income $ 54,530 $ 53,572 $ 216,014 $ 210,113 NOI $ 42,197 $ 41,622 $ 167,828 $ 163,542 NOI % Change 1.4% 2.6 % Cash Basis NOI $ 39,923 $ 39,801 $ 156,733 $ 155,177 Cash Basis NOI % Change 0.3% 1.0 % Same Property Results RETURN TO TABLE OF CONTENTS 900 Commerce Parkway West Drive Greenwood, IN 294,388 Square Feet ILPT Ownership: 100%

Occupancy and Leasing Summary (1) (2)

INDUSTRIAL LOGISTICS PROPERTIES TRUST

(dollars and sq. ft. in thousands, except per sq. ft. data)

	As of and For the Three Months Ended					As of and For the Year Ended
	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021	12/31/2022
Properties	413	413	412	412	288	413
Total sq. ft.	59,983	59,962	59,736	59,736	33,991	59,983
Square feet leased	59,420	59,469	59,060	59,059	33,713	59,420
Percentage leased	99.1%	99.2%	98.9%	98.9%	99.2%	99.1%
Leasing Activity (Sq. Ft.):						
New leases	188	543	2,652	281	152	3,664
Renewals	1,145	1,142	1,082	548	1,076	3,917
Rent resets	36	–	138	56	336	230
Expirations	(1,382)	(1,502)	(3,733)	(776)	(1,336)	(7,393)
% Change in GAAP Rent:						
New leases	20.3%	280.7%	104.7%	60.9%	22.4%	109.3%
Renewals	17.8%	26.1%	29.1%	15.7%	6.3%	22.4%
Rent resets	33.2%	–%	37.2%	35.8%	32.1%	36.2%
Weighted average (by square feet)	18.7%	77.5%	61.3%	27.9%	15.1%	47.3%
Leasing Costs and Concession Commitments (3):						
New leases	$ 782	$ 3,570	$ 3,025	$ 2,355	$ 1,039	$ 9,732
Renewals	4,248	992	2,945	2,417	2,431	10,602
Total	$ 5,030	$ 4,562	$ 5,970	$ 4,772	$ 3,470	$ 20,334
Leasing Costs and Concession Commitments per Sq. Ft. (4):						
New leases	$ 4.16	$ 6.58	$ 1.14	$ 8.38	$ 6.84	$ 2.66
Renewals	$ 3.71	$ 0.87	$ 2.72	$ 4.41	$ 2.26	$ 2.71
Total	$ 3.77	$ 2.71	$ 1.60	$ 5.76	$ 2.83	$ 2.68
Weighted Average Lease Term by Sq. Ft. (Years):						
New leases	6.5	7.4	28.3	12.6	15.3	22.9
Renewals	8.2	3.7	9.1	6.9	9.5	6.9
Total	8.0	4.9	22.7	8.9	10.2	14.6
Leasing Costs and Concession Commitments per Sq. Ft. per Year (3) (4):						
New leases	$ 0.64	$ 0.89	$ 0.04	$ 0.66	$ 0.45	$ 0.12
Renewals	$ 0.45	$ 0.24	$ 0.30	$ 0.64	$ 0.24	$ 0.39
Total	$ 0.47	$ 0.55	$ 0.07	$ 0.65	$ 0.28	$ 0.18

(1) This leasing summary is based on leases entered into during the periods indicated.

(2) Excludes properties owned by our unconsolidated joint venture.

(3) Includes commitments made for leasing expenditures and concessions, such as tenant improvements, leasing commissions, tenant reimbursements and free rent.

(4) Amounts are per square foot per year for the weighted average lease term by leased square feet.


Holland

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Supplemental Q4 2022 14

Tenant Concentration and Credit Characteristics

INDUSTRIAL LOGISTICS PROPERTIES TRUST

As of December 31, 2022

Tenant Credit Characteristics	% of Annualized Rental Revenues
Investment grade rated	20.2%
Subsidiaries of investment grade rated parent entities	38.7%
Other leased Hawaii lands	19.4%
Subtotal investment grade rated, subsidiaries of investment grade rated parent entities and other leased Hawaii lands	78.3%
Other unrated or non-investment grade	21.7%
	100.0%

Tenants Representing 1% or More of Total Annualized Rental Revenues

(sq. ft. in thousands)

	Tenant	States	No. of Properties	Leased Sq. Ft.	% of Total Leased Sq. Ft.	% of Total Annualized Rental Revenues
1	FedEx Corporation/ FedEx Ground Package System, Inc.	Various (34 States)	84	13,109	22.1%	29.6%
2	Amazon.com Services, Inc./ Amazon.com Services LLC	AL, IN, OK, SC, TN, VA	8	4,539	7.6%	6.7%
3	Home Depot U.S.A., Inc. (1)	GA, HI, IL	4	3,365	5.7%	4.4%
4	UPS Supply Chain Solutions, Inc.	NH, NY	3	794	1.3%	1.6%
5	Restoration Hardware, Inc.	MD	1	1,195	2.0%	1.5%
6	Servco Pacific, Inc.	HI	7	629	1.1%	1.4%
7	American Tire Distributors, Inc.	CO, LA, NE, NY, OH	5	722	1.2%	1.3%
8	TD SYNNEX Corporation	OH	2	939	1.6%	1.1%
			114	25,292	42.6%	47.6%

(1) Includes an executed lease for 2,238,000 square feet in Hawaii that is expected to commence in the second quarter of 2024.


17001 Mercury Street
Gardner, KS
645,462 Square Feet
ILPT Ownership: 100%

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Supplemental Q4 2022
15

Portfolio Lease Expiration and Reset Schedules

INDUSTRIAL LOGISTICS PROPERTIES TRUST

As of December 31, 2022

(dollars and sq. ft. in thousands)

Period / Year	Number of Tenants	Leased Square Feet Expiring	% of Total Leased Square Feet Expiring	Cumulative % of Total Leased Square Feet Expiring	Annualized Rental Revenues Expiring	% of Total Annualized Rental Revenues Expiring	Cumulative % of Total Annualized Rental Revenues Expiring
2023	38	2,507	4.2%	4.2%	$ 17,879	4.2%	4.2%
2024	48	4,710	7.9%	12.1%	32,183	7.6%	11.8%
2025	34	4,800	8.1%	20.2%	27,784	6.6%	18.4%
2026	24	3,549	6.0%	26.2%	23,225	5.5%	23.9%
2027	39	8,924	15.0%	41.2%	53,099	12.5%	36.4%
2028	29	5,143	8.7%	49.9%	36,157	8.5%	44.9%
2029	17	3,428	5.8%	55.7%	16,814	4.0%	48.9%
2030	15	2,334	3.9%	59.6%	19,397	4.6%	53.5%
2031	16	3,265	5.5%	65.1%	25,653	6.1%	59.6%
2032	39	4,112	6.9%	72.0%	40,310	9.5%	69.1%
Thereafter	100	16,648	28.0%	100.0%	131,267	30.9%	100.0%
Total	399	59,420	100.0%		$ 423,768	100.0%	
Weighted average remaining lease term (in years)		8.6			9.0		

	Total	2023	2024	2025	2026	2027	2028 and Thereafter
Next Scheduled Rent Resets at Hawaii Properties:							
Reset sq. ft.	3,676	334	192	156	154	86	2,754
Percent [1]		2.0%	1.2%	0.9%	0.9%	0.5%	16.8%
Annualized rental revenues	$ 23,121	$ 1,824	$ 1,273	$ 831	$ 1,307	$ 781	$ 17,105
Percent [1]		1.5%	1.0%	0.7%	1.1%	0.6%	14.0%


3150 Highway 42
Locust Grove, GA
657,518 Square Feet
ILPT Ownership: 61%

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Supplemental Q4 2022
16

Key Financial Data - By Investment Portfolio

INDUSTRIAL LOGISTICS PROPERTIES TRUST

(dollars and sq. ft. in thousands, except per sq. ft. data)

	As of and For the Three Months Ended December 31, 2022					
	ILPT Wholly Owned Properties			Mountain Industrial REIT LLC [1]	Other [2]	ILPT Consolidated
	Hawaii	Mainland	Total			
Ownership %	100 %	100 %	100 %	61 %		
Properties	226	92	318	94		413
Sq. Ft.	16,729	22,209	38,938	20,981		59,983
Occupancy %	98.2 %	99.6 %	99.0 %	99.1 %		99.1 %
Selected Balance Sheet Data:						
Total gross assets	$ 718,899	$ 1,874,453	$ 2,593,352	$ 3,166,180	$ 190,101	$ 5,949,633
Total debt (principal)	$ 862,930	$ 1,722,070	$ 2,585,000	$ 1,705,363	$ –	$ 4,290,363
Selected Income Statement Data:						
Rental income	$ 28,889	$ 35,962	$ 64,851	$ 41,129	$ 359	$ 106,339
Net income (loss)	$ 8,251	$ (19,185)	$ (10,934)	$ (27,455)	$ (3,370)	$ (41,759)
Net income (loss) attributable to common shareholders	$ 8,251	$ (19,185)	$ (10,934)	$ (27,455)	$ 7,346	$ (31,043)
NOI	$ 21,057	$ 29,220	$ 50,277	$ 33,089	$ 232	$ 83,598
Cash Basis NOI	$ 18,989	$ 28,990	$ 47,979	$ 31,724	$ 228	$ 79,931
Adjusted EBITDAre	$ 19,904	$ 26,034	$ 45,938	$ 29,805	$ 3,470	$ 79,213
Normalized FFO	$ 7,805	$ (4,960)	$ 2,845	$ 1,175	$ 1,420	$ 5,440
Key Ratios:						
Annualized Cash Basis NOI / Total gross assets	10.6 %	6.2 %	7.4 %	4.0 %		5.4 %
Total debt / annualized Adjusted EBITDAre	10.8x	16.5x	14.1x	14.3x		13.5x
Select Quarterly Leasing Activity:						
Leasing activity (sq. ft.):	310	612	922	447		1,369
% Change in GAAP rent (weighted average by sq. ft.):	22.3 %	27.2 %	25.7 %	4.4 %		18.7 %
Weighted average lease term by sq. ft. (Years):	7.3	9.7	9.0	5.9		8.0

(1) Amounts represent this joint venture at 100%, not our proportionate share thereof. Amounts presented are derived from GAAP information and may not be comparable to amounts reflected in this joint venture's standalone financial information.

(2) Other includes one consolidated mainland property containing approximately 64,000 rentable square feet located in New Jersey in which we have a 67% ownership interest; any corporate assets and liabilities including our equity investment in our unconsolidated joint venture; and adjustments to remove the non-controlling interest of Mountain Industrial REIT LLC from the balance sheet and income statement data.

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Supplemental Q4 2022 17

18Supplemental Q4 2022 Joint Ventures (dollars and sq. ft. in thousands) Investment in Joint Ventures: ILPT Number of Number of Square Joint Venture Ownership Presentation Properties States Feet Mountain Industrial REIT LLC 61% Consolidated 94 27 20,981 (1) Amounts represent the applicable joint venture at 100%, not our proportionate share thereof. Amounts presented are derived from GAAP information and may not be comparable to amounts reflected in this joint venture's standalone financial information. (2) Our proportionate share of the principal amount of debt balances based on our ownership percentage of our consolidated joint venture as of December 31, 2022 is $1,040,271. None of the debt is recourse to us, subject to certain limitations. As of December 31, 2022 Year ended December 31, 2022 Balance Sheet Information of Our Consolidated Joint Venture (1) Mountain Industrial REIT LLC ASSETS Real estate properties: Total real estate properties, gross $ 2,836,538 Accumulated depreciation (65,732) Total real estate properties, net 2,770,806 Acquired real estate leases, net 194,266 Other assets, net 135,376 Total assets $ 3,100,448 LIABILITIES Mortgage and notes payable, net (2) $ 1,687,050 Other liabilities 38,347 Total liabilities $ 1,725,397 Total equity attributable to non-controlling interest (39%) $ 540,047

19Supplemental Q4 2022 Consolidated Joint Venture - Financial Information at 100% (1) RETURN TO TABLE OF CONTENTS Mountain Industrial REIT LLC Three Months Ended December 31, 2022 Year Ended December 31, 2022 Rental income $ 41,129 $ 134,562 Real estate taxes 4,932 15,477 Other operating expenses 3,108 9,727 Depreciation and amortization 28,630 98,485 General and administrative 3,755 13,512 Total expenses 40,425 137,201 Interest and other income 471 477 Interest expense (28,670) (151,830) Loss before income tax expense and equity in earnings of unconsolidated joint venture (27,495) (153,992) Income tax benefit (expense) 40 (26) Net loss $ (27,455) $ (154,018) Net Loss $ (27,455) $ (154,018) Plus: depreciation and amortization 28,630 98,485 Funds from Operations 1,175 (55,533) Plus: acquisition and other transaction related costs — 72,766 Normalized Funds from Operations $ 1,175 $ 17,233 Net Loss $ (27,455) $ (154,018) Plus: interest expense 28,670 151,830 Plus: income (benefit) expense (40) 26 Plus: depreciation and amortization 28,630 98,485 EBITDA, EBITDAre and Adjusted EBITDAre $ 29,805 $ 96,323 (dollars in thousands, except percentage data and per share data) (1) Amounts represent this joint venture at 100%, not our proportionate share thereof. Amounts presented are derived from GAAP information and may not be comparable to amounts reflected in this joint venture's standalone financial information. 482 Chaney Avenue Greenwood, IN 671,354 Square Feet ILPT Ownership: 61%

20Supplemental Q4 2022 Consolidated Joint Venture - Pro-Rata Financial Information (1) RETURN TO TABLE OF CONTENTS ILPT Share of Consolidated Joint Venture (61%) Three Months Ended December 31, 2022 Year Ended December 31, 2022 Rental income $ 25,088 $ 82,083 Real estate taxes 3,009 9,441 Other operating expenses 1,896 5,933 Depreciation and amortization 17,464 60,076 General and administrative 2,291 8,242 Total expenses 24,660 83,692 Interest and other income 287 291 Interest expense (17,489) (92,616) (Loss) income before income tax expense and equity in earnings of unconsolidated joint venture (16,774) (93,934) Income tax benefit (expense) 24 (16) Net loss $ (16,750) $ (93,950) Net Loss $ (16,750) $ (93,950) Plus: depreciation and amortization 17,464 60,076 Funds from Operations 714 (33,874) Plus: acquisition and other transaction related costs — 44,387 Normalized Funds from Operations $ 714 $ 10,513 Net Loss $ (16,750) $ (93,950) Plus: interest expense 17,489 92,616 Plus: income (benefit) expense (24) 16 Plus: depreciation and amortization 17,464 60,076 EBITDA, EBITDAre and Adjusted EBITDAre $ 18,179 $ 58,758 (amounts in thousands, except percentage data and per share data) 201 Exploration Drive Monroe, OH 387,000 Square Feet ILPT Ownership: 61% (1) See page 27 for more information regarding Pro-Rata Financial Information of Consolidated Joint Venture.

21Supplemental Q4 2022 GA: 11.1% OH: 10.4% TX: 10.0% IN: 8.4% NC: 6.1% FL: 5.3%MI: 4.8% NJ: 4.1% IL: 4.0% KS: 3.7% MS: 3.5% 16 Other States: 28.6% Consolidated Joint Venture - Mountain Industrial REIT LLC (dollars in thousands) Number of Leases Expiring 5 6 8 10 13 7 35 % of Total Annualized Rental Revenues Expiring 3.0% 3.8% 8.3% 5.2% 13.5% 9.2% 57.0% A nn ua liz ed R ev en ue E xp ir in g 2023 2024 2025 2026 2027 2028 2029 and Thereafter $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 $100,000 Joint Venture Lease Expiration Schedule As of December 31, 2022 RETURN TO TABLE OF CONTENTS Major Tenants of Consolidated Joint Venture % of Annualized Rental Tenant Revenues of Joint Venture FedEx Corporation/ FedEx Ground Package System, Inc. 57.0% Amazon.com Services, Inc./ Amazon.com Services LLC 7.1% Home Depot U.S.A., Inc. 4.7% Berkshire Hathaway Inc. 2.6% Autoneum Holding AG 2.5% Geographic Diversification (1) (1) Based on the aggregate annualized rental revenues of our consolidated joint venture as of December 31, 2022.

22Supplemental Q4 2022 Unconsolidated Joint Venture - The Industrial Fund REIT LLC (dollars in thousands) As of December 31, 2022 Investment in Unconsolidated ILPT Number of Square Joint Venture at Joint Venture Ownership Properties States Feet December 31, 2022 The Industrial Fund REIT LLC 22% 18 12 11,726 $ 124,358 Three Months Ended December 31, 2022 Year Ended December 31, 2022 Rental income $ 17,031 $ 67,775 Operating expenses 4,889 18,623 Depreciation and amortization 8,244 33,186 General and administrative 1,118 3,947 Total expenses 14,251 55,756 Interest and other income 34 22 Interest expense (5,164) (16,064) Loss before income tax expense (2,350) (4,023) Income tax expense (11) (42) Net loss $ (2,361) $ (4,065) Distributions received (1) $ 21,780 $ 25,742 Current Maturity Principal Balance Secured Debt Interest Rate (2) Date December 31, 2022 (3) Mortgage notes payable (secured by one property in Florida) (4) 3.60% 10/1/2023 $ 56,980 Mortgage notes payable (secured by five properties in eight states) (5) 5.30% 10/1/2027 97,000 Mortgage notes payable (secured by 11 properties in four states) (4) 3.33% 11/7/2029 350,000 Total / Weighted Average 3.74% $ 503,980 (1) Includes distribution of proceeds from the joint venture's financing activities. (2) Current interest rate is as of December 31, 2022 and reflects the interest rate stated in, or determined pursuant to, the contract terms. (3) Reflects the entire balance of the debt secured by the respective properties. (4) The mortgage debts require interest-only payments until their respective maturity dates. (5) The $97,000 interest only floating rate loan requires that interest be paid at an annual rate of SOFR plus a premium of 1.8% through October 1, 2027. The Industrial Fund REIT LLC has also purchased an interest rate cap through October 2025 with a SOFR strike rate equal to 3.50%.

INDUSTRIAL LOGISTICS PROPERTIES TRUST

Calculation and Reconciliation of NOI and Cash Basis NOI

(dollars in thousands)

	For the Three Months Ended					Year Ended	
	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021	12/31/2022	12/31/2021
Calculation of NOI and Cash Basis NOI:							
Rental income	$ 106,339	$ 103,215	$ 107,222	$ 71,375	$ 56,496	$ 388,151	$ 219,874
Real estate taxes	(14,164)	(13,749)	(13,275)	(9,436)	(7,781)	(50,624)	(30,134)
Other operating expenses	(8,577)	(8,453)	(7,053)	(6,772)	(4,944)	(30,855)	(18,678)
NOI	83,598	81,013	86,894	55,167	43,771	306,672	171,062
Non-cash straight line rent adjustments included in rental income	(3,368)	(3,794)	(3,220)	(1,156)	(1,590)	(11,538)	(7,263)
Lease value amortization included in rental income	(279)	(250)	(3,695)	(320)	(256)	(4,544)	(781)
Lease termination fees included in rental income	(20)	–	(30)	–	–	(50)	(512)
Cash Basis NOI	$ 79,931	$ 76,969	$ 79,949	$ 53,691	$ 41,925	$ 290,540	$ 162,506
Reconciliation of Net (Loss) Income to NOI and Cash Basis NOI:							
Net (loss) income	$ (41,759)	$ (83,974)	$ (151,321)	$ (9,787)	$ 63,207	$ (286,841)	$ 119,682
Equity in earnings of unconsolidated joint venture	(444)	(3,297)	(1,610)	(1,727)	(35,463)	(7,078)	(40,918)
Income tax (benefit) expense	(68)	28	16	69	96	45	273
(Loss) income before income tax expense and equity in earnings of unconsolidated joint venture	(42,271)	(87,243)	(152,915)	(11,445)	27,840	(293,874)	79,037
Loss on early extinguishment of debt	–	21,370	–	828	–	22,198	–
Interest and other income	(763)	(1,068)	(354)	(478)	–	(2,663)	–
Interest expense	71,765	89,739	77,548	40,999	9,157	280,051	35,625
Loss (gain) on sale of real estate	–	–	10	–	(11,114)	10	(12,054)
Loss on equity securities	–	–	9,450	(3,692)	–	5,758	–
General and administrative	7,981	9,110	9,709	6,077	4,006	32,877	16,724
Acquisition and other transaction related costs	–	586	–	–	486	586	1,132
Loss on impairment of real estate	–	–	100,747	–	–	100,747	–
Depreciation and amortization	46,886	48,519	42,699	22,878	13,396	160,982	50,598
NOI	83,598	81,013	86,894	55,167	43,771	306,672	171,062
Non-cash straight line rent adjustments included in rental income	(3,368)	(3,794)	(3,220)	(1,156)	(1,590)	(11,538)	(7,263)
Lease value amortization included in rental income	(279)	(250)	(3,695)	(320)	(256)	(4,544)	(781)
Lease termination fees included in rental income	(20)	–	(30)	–	–	(50)	(512)
Cash Basis NOI	$ 79,931	$ 76,969	$ 79,949	$ 53,691	$ 41,925	$ 290,540	$ 162,506


900 Commerce Parkway West
Greenwood, IN
294,388 Square Feet
ILPT Ownership: 100%



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Supplemental Q4 2022 23

24Supplemental Q4 2022 Reconciliation of NOI to Same Property NOI and Calculation of Same Property Cash Basis NOI (dollars in thousands) Three Months Ended December 31, Year Ended December 31, 2022 2021 2022 2021 Reconciliation of NOI to Same Property NOI: Rental income $ 106,339 $ 56,496 $ 388,151 $ 219,874 Real estate taxes (14,164) (7,781) (50,624) (30,134) Other operating expenses (8,577) (4,944) (30,855) (18,678) NOI 83,598 43,771 306,672 171,062 Less: NOI of properties not included in same property results (41,401) (2,149) (138,844) (7,520) Same property NOI $ 42,197 $ 41,622 $ 167,828 $ 163,542 Calculation of Same Property Cash Basis NOI: Same property NOI $ 42,197 $ 41,622 $ 167,828 $ 163,542 Less: Non-cash straight line rent adjustments included in rental income (2,077) (1,570) (6,873) (7,080) Lease value amortization included in rental income (177) (251) (4,172) (773) Lease termination fees included in rental income (20) — (50) (512) Same property Cash Basis NOI $ 39,923 $ 39,801 $ 156,733 $ 155,177 RETURN TO TABLE OF CONTENTS 158 W Yard Road Feura Bush, NY 354,00 Square Feet ILPT Ownership: 100%

Calculation of EBITDA, EBITDAre, and Adjusted EBITDAre

INDUSTRIAL LOGISTICS PROPERTIES TRUST

(dollars in thousands)

	For the Three Months Ended					For the Year Ended	
	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021	12/31/2022	12/31/2021
Net (loss) income	$ (41,759)	$ (83,974)	$ (151,321)	$ (9,787)	$ 63,207	$ (286,841)	$ 119,682
Plus: interest expense	71,765	89,739	77,548	40,999	9,157	280,051	35,625
Plus: income tax (benefit) expense	(68)	28	16	69	96	45	273
Plus: depreciation and amortization	46,886	48,519	42,699	22,878	13,396	160,982	50,598
EBITDA	76,824	54,312	(31,058)	54,159	85,856	154,237	206,178
Loss on impairment of real estate	–	–	100,747	–	–	100,747	–
Loss (gain) on sale of real estate	–	–	10	–	(11,114)	10	(12,054)
Equity in earnings of unconsolidated joint venture	(444)	(3,297)	(1,610)	(1,727)	(35,463)	(7,078)	(40,918)
Share of EBITDAre from unconsolidated joint venture	2,432	2,483	2,476	2,558	2,000	9,949	8,013
Loss on equity securities	–	–	9,450	(3,692)	–	5,758	–
EBITDAre	78,812	53,498	80,015	51,298	41,279	263,623	161,219
Plus: acquisition and other transaction related costs	–	586	–	–	486	586	1,132
Plus: general and administrative expense paid in common shares [1]	401	618	796	406	397	2,221	2,329
Plus: loss on early extinguishment of debt	–	21,370	–	828	–	22,198	–
Adjusted EBITDAre	$ 79,213	$ 76,072	$ 80,811	$ 52,532	$ 42,162	$ 288,628	$ 164,680

(1) Amounts represent equity based compensation to our trustees and officers and certain other employees of RMR.

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Supplemental Q4 2022 25

Calculation of FFO Attributable to Common Shareholders and Normalized FFO Attributable to Common Shareholders

INDUSTRIAL LOGISTICS PROPERTIES TRUST

(dollars and shares in thousands, except per share data)

	For the Three Months Ended					For the Year Ended	
	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021	12/31/2022	12/31/2021
Net (loss) income attributable to common shareholders	$ (31,043)	$ (45,627)	$ (143,539)	$ (6,514)	$ 63,207	$ (226,723)	$ 119,682
Depreciation and amortization	46,886	48,519	42,699	22,878	13,396	160,982	50,598
Equity in earnings of unconsolidated joint venture	(444)	(3,297)	(1,610)	(1,727)	(35,463)	(7,078)	(40,918)
Loss on equity securities	–	–	9,450	(3,692)	–	5,758	–
Share of FFO from unconsolidated joint venture	1,291	1,678	1,676	1,761	1,202	6,406	4,823
Loss on impairment of real estate	–	–	100,747	–	–	100,747	–
Loss (gain) on sale of real estate	–	–	10	–	(11,114)	10	(12,054)
FFO adjustments attributable to noncontrolling interest	(11,250)	(11,407)	(11,434)	(4,604)	–	(38,695)	–
FFO attributable to common shareholders	5,440	(10,134)	(2,001)	8,102	31,228	1,407	122,131
Loss on early extinguishment of debt	–	21,370	–	828	–	22,198	–
Acquisition, transaction related and certain other financing costs (1)	–	32,016	30,303	18,673	486	80,992	1,132
Normalized FFO adjustments attributable to noncontrolling interest	–	(28,379)	–	–	–	(28,379)	–
Normalized FFO attributable to common shareholders	$ 5,440	$ 14,873	$ 28,302	$ 27,603	$ 31,714	$ 76,218	$ 123,263
Weighted average common shares outstanding - basic	65,307	65,250	65,221	65,212	65,212	65,248	65,169
Weighted average common shares outstanding - diluted	65,307	65,250	65,221	65,212	65,231	65,248	65,211
Per Common Share Data (basic and diluted):							
Net (loss) income attributable to common shareholders	(0.48)	(0.70)	(2.20)	(0.10)	0.97	(3.47)	1.83
FFO attributable to common shareholders	0.08	(0.16)	(0.03)	0.12	0.48	0.02	1.87
Normalized FFO attributable to common shareholders	0.08	0.23	0.43	0.42	0.49	1.17	1.89

(1) Amounts for the year ended December 31, 2022, and three months ended March 31, 2022, June 30, 2022 and September 30, 2022, primarily represent debt issuance costs related to the $1,385,158 bridge loan facility we entered into in February 2022, which was scheduled to mature in February 2023. The bridge loan was repaid in full on September 22, 2022.

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Supplemental Q4 2022
26

27Supplemental Q4 2022 FFO and Normalized FFO Attributable to Common Shareholders: We calculate funds from operations, or FFO, attributable to common shareholders and Normalized FFO attributable to common shareholders as shown on page 26. FFO attributable to common shareholders is calculated on the basis defined by The National Association of Real Estate Investment Trusts, or Nareit, which is net income (loss) attributable to common shareholders, calculated in accordance with GAAP, excluding loss on impairment of real estate, any gain or loss on sale of real estate, equity in earnings of unconsolidated joint venture and any realized and unrealized gains or losses on equity securities, plus real estate depreciation and amortization of consolidated properties and our proportionate share of FFO of unconsolidated joint venture properties and minus FFO adjustments attributable to noncontrolling interest, as well as certain other adjustments currently not applicable to us. In calculating Normalized FFO attributable to common shareholders, we adjust for the items shown on page 26 including similar adjustments for our unconsolidated joint venture, if any. FFO attributable to common shareholders and Normalized FFO attributable to common shareholders are among the factors considered by our Board of Trustees when determining the amount of distributions to our shareholders. Other factors include, but are not limited to, requirements to maintain our qualification for taxation as a REIT, limitations in the agreements governing our debt, the availability to us of debt and equity capital, our distribution rate as a percentage of the trading price of our common shares, or dividend yield, and our dividend yield compared to the dividend yields of other industrial REITs, our expectation of our future capital requirements and operating performance and our expected needs for and availability of cash to pay our obligations. Other real estate companies and REITs may calculate FFO attributable to common shareholders and Normalized FFO attributable to common shareholders differently than we do. Non-GAAP Financial Measures: We present certain “non-GAAP financial measures” within the meaning of the applicable rules of the Securities and Exchange Commission, or SEC, including FFO attributable to common shareholders, Normalized FFO attributable to common shareholders, EBITDA, EBITDAre, Adjusted EBITDAre, NOI, same property NOI, Cash Basis NOI and same property Cash Basis NOI. These measures do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income (loss) or net income (loss) attributable to common shareholders as indicators of our operating performance or as measures of our liquidity. These measures should be considered in conjunction with net income (loss) and net income (loss) attributable to common shareholders as presented in our consolidated statements of income (loss). We consider these non-GAAP measures to be appropriate supplemental measures of operating performance for a REIT, along with net income (loss) and net income (loss) attributable to common shareholders. We believe these measures provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation and amortization expense, they may facilitate a comparison of our operating performance between periods and with other REITs and, in the case of NOI and Cash Basis NOI, reflecting only those income and expense items that are generated and incurred at the property level may help both investors and management to understand the operations of our properties. NOI and Cash Basis NOI: The calculations of net operating income, or NOI, and Cash Basis NOI exclude certain components of net income (loss) in order to provide results that are more closely related to our property level results of operations. We calculate NOI and Cash Basis NOI as shown on page 23 and same property NOI and same property Cash Basis NOI as shown on page 24. We define NOI as income from our rental of real estate less our property operating expenses. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions that we record as depreciation and amortization expense. We define Cash Basis NOI as NOI excluding non-cash straight line rent adjustments, lease value amortization and lease termination fees, if any. We use NOI and Cash Basis NOI to evaluate individual and company-wide property level performance. Other real estate companies and REITs may calculate NOI and Cash Basis NOI differently than we do. Non-GAAP Financial Measures and Certain Definitions EBITDA, EBITDAre and Adjusted EBITDAre: We calculate earnings before interest, taxes, depreciation and amortization, or EBITDA, EBITDA for real estate, or EBITDAre, and Adjusted EBITDAre as shown on page 25. EBITDAre is calculated on the basis defined by Nareit, which is EBITDA, including our proportionate share of EBITDAre from unconsolidated joint venture properties, and excluding gains and losses on the sale of real estate, equity in earnings of unconsolidated joint venture, loss on impairment of real estate, any realized and unrealized gains or losses on equity securities, as well as certain other adjustments currently not applicable to us. In calculating Adjusted EBITDAre, we adjust for the items shown on page 25. Other real estate companies and REITs may calculate EBITDA, EBITDAre and Adjusted EBITDAre differently than we do. Pro-Rata Financial Information of Consolidated Joint Venture: We believe this financial presentation of our joint venture information provides useful information to investors by providing additional insight into the financial performance of our consolidated joint venture, in which we own 61% equity interest. This information may not accurately depict the impact of these investments in accordance with GAAP. Pro-rata information should not be considered in isolation or as a substitute for our consolidated financial statements in accordance with GAAP. RETURN TO TABLE OF CONTENTS

28Supplemental Q4 2022 Non-GAAP Financial Measures and Certain Definitions (Cont.) Annualized dividend yield - Annualized dividend yield is the annualized dividend paid during the applicable period divided by the closing price of our common shares at the end of the relevant period. Annualized rental revenues - Annualized rental revenues is the annualized contractual rents, as of December 31, 2022, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants. Building improvements - Building improvements generally include (i) expenditures to replace obsolete building components and (ii) expenditures that extend the useful life of existing assets. Development, redevelopment and other activities - Development, redevelopment and other activities generally include capital expenditures projects that (i) reposition a property or (ii) result in new sources of revenue. Equity Research Coverage - ILPT is followed by the analysts listed on page 4. Please note that any opinions, estimates or forecasts regarding ILPT’s performance made by these analysts do not represent opinions, forecasts or predictions of ILPT or its management. ILPT does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts. Gross book value of real estate assets - Gross book value of real estate assets is real estate assets at cost, plus certain acquisition related costs, if any, before depreciation and purchase price allocations, less impairment writedowns, if any. ILPT Wholly Owned Properties - ILPT Wholly Owned Properties is comprised of 318 properties that are wholly owned by ILPT, including 226 buildings, leasable land parcels and easements containing approximately 16.7 million rentable square feet that are primarily industrial lands located on the island of Oahu, HI or the Hawaii Portfolio, and 92 properties containing approximately 22.2 million rentable square feet located in 34 other states, or the Mainland Portfolio. Information included in this presentation with respect to the Mainland Portfolio and the Hawaii Portfolio include certain allocations of interest expense on debts secured by properties in each portfolio and of general and administrative expense based upon gross asset value of properties in each portfolio. We believe the information presented for these portfolios is useful to investors to provide insight into the financial performance of these portfolios. Investment Grade Tenants - Investment grade tenants Include investment grade rated tenants, subsidiaries of investment grade rated parent entities and other leased Hawaii lands. Leased square feet - Leased square feet is pursuant to existing leases as of December 31, 2022, and includes (i) space being fitted out for occupancy, if any, and (ii) space which is leased but is not occupied, or is being offered for sublease by tenants, if any. Leasing costs - Leasing costs include leasing related costs, such as brokerage commissions and tenant inducements. Mountain Industrial REIT LLC - Mountain Industrial REIT LLC, owns 94 mainland properties containing approximately 21.0 million rentable square feet located in 27 states. We own a 61% equity interest in this joint venture. We consolidate 100% of this joint venture in our financial statements in accordance with GAAP. Net debt - Net debt is total debt less cash. Percent change in GAAP rent - Percent change in GAAP rent is the percent change from prior rents charged for same space. Rents include estimated recurring expense reimbursements and exclude lease value amortization. Same space represents the same land area and building area (with leasing rates for vacant space based upon the most recent rental rate for the same space). Same property - For the three months ended December 31, 2022 and 2021, same property NOI and Cash Basis NOI are based on properties that we owned as of December 31, 2022 and that we owned continuously since October 1, 2021, excluding properties owned by an unconsolidated joint venture. For the year ended December 31, 2022 and 2021, same property NOI and Cash Basis NOI are based on properties that we owned as of December 31, 2022 and that we owned continuously since January 1, 2021, excluding properties owned by an unconsolidated joint venture. Square feet - Subject to modest adjustments when space is remeasured or reconfigured for new tenants or when land leases are converted to building leases. Tenant improvements - Tenant improvements include capital expenditures used to improve tenants' space or amounts paid directly to tenants to improve their space. Total gross assets - Total gross assets is total assets plus accumulated depreciation. Total market capitalization - Total market capitalization is total debt plus the market value of our common shares at the end of the applicable period. RETURN TO TABLE OF CONTENTS

29Supplemental Q4 2022 This supplemental operating and financial data may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Whenever we use words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions, we are making forward-looking statements. These forward-looking statements are based upon our present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by our forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors, some of which are beyond our control. The information contained in our filings with the SEC, including under “Risk Factors” in our periodic reports, or incorporated therein, identifies important factors that could cause our actual results to differ materially from those stated in or implied by our forward-looking statements. Our filings with the SEC are available on the SEC's website at www.sec.gov. You should not place undue reliance upon forward-looking statements. Except as required by law, we do not intend to update or change any forward-looking statements as a result of new information, future events or otherwise. Warning Concerning Forward-Looking Statements RETURN TO TABLE OF CONTENTS